UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2006

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 6, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Leggett & Platt, Incorporated (the “Company”) approved the following three executive benefit arrangements or programs applicable to certain highly compensated employees, including the Company’s principal executive officer, David S. Haffner, the principal financial officer, Matthew C. Flanigan, and the following named executive officers: Jack D. Crusa, Karl G. Glassman, Felix E. Wright and, with respect to (e)(3) below only, Joseph D. Downes. None of these arrangements or programs is expected to have a material impact on the Company’s financial condition, cash flows or results of operation.

(1)	Retirement K Excess Payments

In conjunction with the freezing of its defined benefit pension plan (the “Retirement Plan”) described in the Company’s Current Report on Form 8-K filed November 20, 2006, the Company is in the process of implementing a replacement 401(k) defined contribution program (the “Retirement K”). The Retirement K will include matching Company contributions for employees affected by the Retirement Plan freeze. The Company expects to make the Retirement K available to affected employees on or about April 1, 2007.

Certain highly compensated employees will be prevented from full participation in this Retirement K due to limitations imposed by the Internal Revenue Code or the Employee Retirement Income Security Act, or resulting from participation in other Company benefit programs. The Committee authorized the Company to make an excess payment (the “Retirement K Excess Payments”) to affected employees to allow them to receive the full match benefit they would otherwise be entitled to under the Retirement K.

The formula for the Retirement K Excess Payments and an example for a 50 year old executive with salary and bonus of $400,000, deferring 6% into the Retirement K, are shown below:

Formula	Example
Eligible Compensation		$400,000
Deferral Percentage	x	6%
Retirement K Match Percentage	x	60%

		$14,400
Less: Retirement K Match		($8,100[1] )

Retirement K Excess Payment	=$	6,300

[1]	Eligible Compensation for 401(k) deferrals or Company matching contributions is currently limited to $225,000 under the Internal Revenue Code. In the example, the executive would receive $8,100 in Retirement K Match ($225,000 x 6% x 60% = $8,100).

•	“Eligible Compensation” is the employee’s entire salary and bonus earned during the year (both without regard to deferrals under the Company’s Deferred Compensation Program).

•	“Deferral Percentage” is the lesser of (a) 6% or (b) the contribution percentage chosen by the employee for the Retirement K.

•	“Retirement K Match Percentage” is the age-weighted match rate assigned to an employee as of the freeze date. The match rate is 20% for employees under 35 years old; 40% for employees between 35 and 44; 60% for employees between 45 and 54; and 80% for employees 55 years and older.

•	“Retirement K Match” is the amount of the Company match actually paid into the employee’s Retirement K account for the year. This amount may be reduced by a) limitations imposed by the Internal Revenue Code on compensation that is eligible for 401(k) deferral or Company matching contributions (currently $225,000); b) limitations imposed by ERISA on 401(k) deferrals by highly compensated employees (“HCEs”). HCEs are employees with compensation over a specified amount ($100,000 for 2007); and c) reductions to 401(k) eligible compensation due to participation in the Deferred Compensation Program.

Retirement K Excess Payments will be paid to employees in cash no later than March 15 of the year following the year in which the compensation was earned, except that employees in the Company’s Deferred Compensation Program may defer their Retirement K Excess Payments under that program.

(2)	Distribution of Excess Retirement Benefit Arrangements to Certain Executive Officers

The Company has certain arrangements with some of its highly compensated employees to compensate them for reductions in retirement benefits resulting from their inability to fully participate in the Retirement Plan. In conjunction with the freezing of the Retirement Plan described in the Company’s Current Report on Form 8-K filed November 20, 2006, no further benefits will accrue under this excess retirement benefit arrangement after December 31, 2006. The Committee authorized the distribution of all benefits accrued under the excess retirement benefit arrangements through year-end 2006 to the ten current participants as soon as practicable in 2007. The total accrued benefits to be distributed to the principal executive officer, principal financial officer and named executive officers under this arrangement through year-end 2005 were as follows: Haffner - $49,443; Flanigan - $736; Crusa - $2,662; Glassman - $10,477; and Wright - $229,889. The accrued benefits through year-end 2006 are not currently available. After the distribution, the arrangement will effectively be terminated.

For a more complete description of the Company’s excess retirement benefit arrangement see Exhibit 10.1 “Description of Excess Retirement Benefit Arrangements with Certain Executive Officers” attached hereto and incorporated herein by reference.

(3)	Amendment to the Deferred Compensation Program

The Committee approved an amendment to the Company’s non-qualified Deferred Compensation Program (the “DC Program”) applicable to certain key management employees. The amendment contains minor changes to reflect (i) the Company’s recent outsourcing arrangement for stock option exercises, (ii) the Retirement Plan freeze, and (iii) the implementation of the Retirement K and Retirement K Excess Payments.

The DC Program is a non-qualified program established under the Flexible Stock Plan that allows certain key employees to forego receipt of salary, bonus and other compensation in exchange for a future payment of cash or Company at-market stock options or stock units. The amended DC Program is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Description of Excess Retirement Benefit Arrangements with Certain Executive Officers

10.2	Leggett & Platt Incorporated Deferred Compensation Program, Amended and Restated, Effective as of December 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: December 11, 2006	By	/s/ Ernest C. Jett
Ernest C. Jett
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Description of Excess Retirement Benefit Arrangements with Certain Executive Officers

10.2	Leggett & Platt Incorporated Deferred Compensation Program, Amended and Restated, Effective as of December 1, 2006